UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2011 (March 25, 2011)
Date of Report (Date of Earliest Event Reported)

Commission file number  –  001-10852

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

  Delaware                                                                  36-2989662
 (State or other jurisdiction of                                                            (I.R.S. Employer Identification Number)
                        incorporation or organization)

11 North Water Street, Suite 18290                         Mobile, Alabama                                     36602
                                              (Address of principal executive offices)                                                                                   (Zip Code)

       (251) 243-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

On March 31, 2011, International Shipholding Corporation (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) to report that Cape Holding, Ltd.(“Cape”), a wholly-owned subsidiary of the Company’s wholly-owned subsidiary LCI Shipholdings, Inc. and DryLog Ltd. completed a transaction that restructures their respective 50% interests in Dry Bulk Cape Holding Inc. (“DBCH”).  This amendment is being filed to update the disclosures in Item 2.01 of the original Form 8-K and to provide financial information required by Item 9.01.

Item 2.01    Completion of Acquisition or Disposition of Assets

On March 25, 2011, Cape and DryLog Ltd. completed a transaction that restructures their respective 50% interests in DBCH.

Prior to this transaction, DBCH controlled through various subsidiaries two capesize vessels and two Handymax newbuildings.  In connection with this transaction, (i) Cape increased its stake in DBCH from 50% to 100% and (ii) DryLog Ltd. received ownership of two former DBCH subsidiaries holding one capesize vessel and one shipbuilding newbuilding contract relating to a Handymax vessel scheduled to be delivered in the second half of 2012.  Following the transfer of these subsidiaries, DBCH continues to control through two subsidiaries one capesize vessel and one shipbuilding contract relating to a newbuilding Handymax vessel scheduled to be delivered by the end of the first quarter of 2012.

This transaction enables the Company to directly hold 100% ownership in two vessels. Additionally, with 100% ownership of DBCH, the Company now has the opportunity to manage its two ships through its wholly-owned ship management subsidiary, LMS Shipmanagement, Inc. Dry Log Ltd. will continue to commercially manage both capesize vessels.

Previously, the Company accounted for its non-controlling interest in DBCH under the equity method. Going forward, DBCH will be included in the Company’s consolidated financial results. In the first quarter of 2011, this transaction generated a gain which was reported in the Company’s consolidated net income in the amount of $18.7 million.  While this transaction is not expected to have a material impact on the Company’s future net income, it is expected to benefit earnings before interest, taxes, depreciation and amortization.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The financial statements of DBCH for the periods specified in Rule 3-05(b) of Regulation S-X and an accountant’s report provided pursuant to Rule 2-02 of Regulation S-X are filed herewith as Exhibit 99.1.

(b)	Pro forma financial information

Pro forma financial information required pursuant to Article 11 of Regulation S-X is filed herewith as Exhibit 99.2.

(c)	Exhibits

Exhibit Number                                      Document
99.1	Audited consolidated financial statements of Dry Bulk Cape Holding Inc. as of and for the year ended December 31, 2010.
99.2	Unaudited pro forma condensed combined financial statements as of and for the twelve months ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada
_____________________________________________
Manuel G. Estrada
Vice President and Chief Financial Officer

Date:    June 8, 2011